Amendment N° 2

to the

A320 Family Purchase Agreement

dated December 30th, 2010

between

AIRBUS S.A.S.

and

CHINA EASTERN AIRLINES CORPORATION LTD

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Amendment N°2 - A320 - CES

This amendment N°2 (the “Amendment N° 2”) to the A320 family purchase agreement dated December 10th, 2010 is made on the 23rd day of November 2012,

BETWEEN

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814

(hereinafter referred to as the “Seller”), on the one part,

AND

CHINA EASTERN AIRLINES CORPORATION, LIMITED, a company organised under the laws of the People’s Republic of China having its principal place of business at Hongqiao International Airport, No. 2550 Hongqiao Road, Shanghai 200335, People’s republic of China,

(hereinafter referred to as the the “Buyer”) of the other part.

Each individually being hereinafter referred to as a “Party” and collectively as the “Parties”.

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION, a company organised under the laws of the People’s Republic of China having its principal place of business at Hongqiao International Airport, No. 2550 Hongqiao Road, Shanghai 200335, People’s republic of China (the “Consenting Party”), whose roles are more fully described in the payment agreement dated as of even date between the Parties and the Consenting Party, is not a Party to the Amendment No.2, but is acknowledging and witnessing its execution by countersigning the last page.

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WHEREAS

A.	On June 15th, 2009, the Parties have entered into an aircraft general terms agreement (reference CSC 0800.890, referred to as the “AGTA”).

B.	On December 30th, 2010, the Parites have signed an A320 family purchase agreement (reference CT10002329, referred to as the “Purchase Agreement”), together with the AGTA constitute an integral part. The Purchase Agreement covers the purchase by the Buyer and the sale by the Seller of fifty (50) A320 family aircraft (the “First Batch Aircraft”).

C.	On June 28th, 2012, the Parites have entered into an amendment N°1 (the “Amendment N°1”) to modify certain terms and conditions of the Purchase Agreement to reflect the Buyer’s Propulsion System selection.

For the purpose of this Amendment N°2, the AGTA, the Purchase Agreement, and the Amendment N°1 shall hereinafter collectively be referred to as the “Agreement”.

D.	Subject to the terms and conditions of this Amendment and of the Agreement, the Buyer wishes to purchase and the Seller wishes to sell sixty (60) A320 family aircraft (the “Second Batch Aircraft”). The First Batch Aircraft and the Second Batch Aircraft shall all be deemed Aircraft for the purpose of the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

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0.	DEFINITION

0.1	Capitalised terms used herein and not otherwise expressly defined in this Amendment N°2 shall have the meanings assigned thereto in the Agreement.

0.2	In addition to the words and the terms elsewhere defined in this Amendment and / or the Agreement, the initially capitalised words and terms used in this Amendment shall have the meaning set out below.

Ready for Delivery means the time when the Technical Acceptance Process has been completed in accordance with Clause 8 of AGTA and all technical conditions required for the issuance of the Export Airworthiness Certificate have been satisfied.

Standard Specification means the A319 Standard Specification or the A320 Standard Specification or the A321 Standard Specification as applicable.

US Dollars or USD means United States Dollar(s)

With respect to Second Batch Aircraft only:

A319 Standard Specification means the A319-100 standard specification document number J.000.01000 Issue 7, dated June 20, 2011 a copy of which has been annexed hereto in Appendix A-1, with the following design weights:

MTOW:	64.0 tonnes
MLW:	61.0 tonnes and
MZFW:	57.0 tonnes

A320 Standard Specification means the A320-200 standard specification document number D.000.02000 Issue 8, dated June 20, 2011 a copy of which has been annexed hereto in Appendix A-1, with the following design weights:

MTOW:	73.5 tonnes
MLW:	64.5 tonnes and

MZFW: 61.0 tonnes

A321 Standard Specification means the A321-200 standard specification document number E.000.02000 Issue 5, dated June 20, 2011 a copy of which has been annexed hereto in Appendix A-1, with the following design weights:

MTOW:	89 tonnes
MLW:	75.5 tonnes and

MZFW: 71.5 tonnes

Base Delivery Condition Year means 2012

Revision Service Period is defined in Clause 6 hereof

PEP Revision Service Period is defined in Clause 6 hereof

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1.	SCOPE

The Seller shall sell and deliver and the Buyer shall buy and take delivery of sixty (60) Second Batch Aircraft, on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Amendment and the Agreement.

Unless it has been modified pursuant to the terms of this Amendment, the type of each Second Batch Aircraft, A319 Aircraft or A320 Aircraft or A321 Aircraft (the “Aircraft Type”) shall be as set out in Clause 4 of this Amendment.

2.	AIRCRAFT SPECIFICATION

2.1	The Second Batch Aircraft shall be manufactured in accordance with the Standard Specification annexed hereto in Appendix A-1, as may already have been modified or varied prior to the date of this Amendment by the Specification Change Notices listed in Appendix A-2 hereto.

2.2	For Second Batch Aircraft only, Clause 2.2 of Purchase Agreement shall be deleted in their entirety and replaced by the following quoted text:

QUOTE

2.2	Propulsion Systems

2.2.1	The Airframe shall be equipped with a set of either two (2) engines manufactured by CFM INTERNATIONAL (“CFM”) or two (2) engines manufactured by INTERNATIONAL AERO ENGINES (“IAE”) as follows:

	CFM	IAE

A319 Aircraft	CFM56-5B5/3 (22,000 lb) or CFM56-5B6/3 (23,500 lb) or CFM56-5B7/3 (27,000 lb)	IAE V2522-A5 (22,000 lb) or IAE V2524-A5 (23,500 lb) or IAE V2527M-A5 (26,500 lb)

A320 Aircraft	CFM56-5B4/3 (27,000 lb) or CFM56-5B5/3 (22,000 lb) or CFM56-5B6/3 (23,500 lb)	IAE V2527-A5 (26,500 lb) or IAE V2527E-A5 (26,500 lb)

A321 Aircraft	CFM56-5B1/3 (30,000 lb) or CFM56-5B2/3 (31,000 lb) or CFM56-5B3/3 (33,000 lb)	IAE V2530-A5 (30,000 lb) or IAE V2533-A5 (33,000 lb)

2.2.2	Upon selection by the Buyer, any set of two (2) engines, shall be referred to respectively as the “A319 Propulsion Systems”, “A320 Propulsion Systems”, and “A321 Propulsion Systems”.

2.2.3	The A319 Propulsion Systems, the A320 Propulsion Systems and the A321 Propulsion Systems being referred to herein collectively as the “Propulsion Systems”.

2.2.4	The Buyer shall notify the Seller in writing of its selection of Propulsion Systems type for the Second Batch Aircraft by no later than fifteen (15) months prior to the Scheduled Delivery Month of the first Second Batch Aircraft based on the Aircraft delivery schedule set forth in Clause 4 of Amendment N° 2. Such selection shall be incorporated in the applicable Specification by signature of a Specification Change Notice. If the Buyer does not select its Propulsion Systems type as agreed herein, in addition to its other rights, the Seller will have the right to defer the Scheduled Delivery Months of any or all of the Second Batch Aircraft.

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UNQUOTE

2.3	Clause 2.1 of Purchase Agreement shall be supplemented with the following quoted text:

QUOTE

2.1.4	The Seller is considering turning certain items, which are currently BFE in the Specification, into SFE and the parties agree that such BFE items shall be excluded from the provisions of Clause 2.2.2.1.2 and 2.2.2.2 of the AGTA and, should they become SFE, shall furthermore be chargeable to Buyer.

UNQUOTE

3	BASE PRICES

3.1	AIRFRAME BASE PRICE

3.1.1	For Second Batch Aircraft only, Clause 3.1 of Purchase Agreement shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

3.1	Airframe Base Price

3.1.1	The Airframe Base Price of an Aircraft is the sum of:

(i)	the base price of the Airframe as defined in the Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

***

(ii)	the base price of the Sharklets, which is:

***

(iii)	the budgetary sum of the base prices of SCNs, which is:

***

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3.1.2	The Airframe Base Price has been established in accordance with the average economic conditions prevailing in *** (the “Base Period”). The Airframe Base Price is subject to revision in accordance with the Airframe Price Revision Formula up to and including the Delivery Date as set forth in Appendix B.

UNQUOTE

3.1.2	Airframe Price Revision Formula

3.1.2.1	For Second Batch Aircraft only, Clause 1.2 of Appendix B to the Purchase Agreement shall be deleted in its entirety and replaced by the following quoted text.

QUOTE

1.2	BASE PERIOD

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in *** as defined by “ECIb” and “ICb” index values indicated hereafter.

UNQUOTE

3.1.2.2	For Second Batch Aircraft only, Clause 1.4 of Appendix B to the Purchase Agreement shall be deleted in its entirety and replaced by the following quoted text.

QUOTE

1.4	REVISION FORMULA

***

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UNQUOTE

3.2	PROPULSION SYSTEMS BASE PRICE

3.2.1	For Second Batch Aircraft only, Clause 3.2 of Purchase Agreement shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

3.2	Propulsion Systems Base Price
3.2.1	The base prices of a set of two (2) CFM Propulsion Systems are

CFM56-5B5/3:	***	for A319 or A320 Aircraft
CFM56-5B6/3:	***	for A319 or A320 Aircraft
CFM56-5B7/3:	***	for A319 Aircraft
CFM56-5B4/3:	***	for A320 Aircraft
CFM56-5B1/3:	***	for A321 Aircraft
CFM56-5B2/3:	***	for A321 Aircraft
CFM56-5B3/3:	***	for A321 Aircraft

Such CFM International Propulsion Systems Base Prices have been established in accordance with the delivery conditions prevailing for a theoretical delivery in January 2012 and have been calculated from the Propulsion Systems Reference Prices, as set forth in Appendix C-1, and shall be subject to revision up to the Aircraft Delivery Date in accordance with the CFM INTERNATIONAL Price Revision Formula set out in Appendix C-1 (the “CFM Price Revision Formula”).

3.2.2	The base prices of a set of two (2) IAE Propulsion Systems are:

IAE V2522-A5:	***	for A319 Aircraft
IAE V2524-A5:	***	for A319 Aircraft
IAE V2527M-A5:	***	for A319 Aircraft
IAE V2527-A5:	***	for A320 Aircraft
IAE V2527E-A5:	***	for A320 Aircraft
IAE V2530-A5:	***	for A321 Aircraft
IAE V2533-A5:	***	for A321 Aircraft

Such IAE Propulsion Systems Base Prices have been established in accordance with the economic conditions prevailing for a theoretical delivery in January 2012 and have been calculated from the Propulsion Systems Reference Prices, as set forth in Appendix C-2, and shall be subject to revision up to the Aircraft delivery date in accordance with IAE INTERNATIONAL Price Revison Formula set forth in Appendix C-2 (the “IAE Price Revision Formula”).

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UNQUOTE

3.2.2	Clause 1.1 of Appendix C-1 to the Purchase Agreement shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

1.1	REFERENCE PRICE OF THE PROPULSION SYSTEMS

The Reference Prices of a set of two (2) CFM INTERNATIONAL Engines are:

***

This Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of sub-Clauses 4 and 5 hereof.

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UNQUOTE

3.2.3	Clause 1.1 of Appendix C-2 to the Purchase Agreement shall be deleted in its entirety and replaced by the following quoted text:

QUOTE

1.1	REFERENCE PRICE OF THE ENGINES

The Reference Prices of a set of two (2) INTERNATIONAL AERO ENGINES Engines are:

***

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

UNQUOTE

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4	DELIVERY SCHEDULE

4.1	Clause 4 of the Purchase Agreement shall be supplemented by the following quoted text:

QUOTE

Subject to Clauses 2, 7, 8, 10 and 18 of AGTA, the Seller shall have the Second Batch Aircraft Ready for Delivery at the Delivery Location within the following delivery quarters:

Aircraft Rank	Scheduled Delivery Quarter	Aircraft Type

Aircraft N°51	***	A319 Aircraft
Aircraft N°52	***	A319 Aircraft
Aircraft N°53	***	A319 Aircraft
Aircraft N°54	***	A320 Aircraft
Aircraft N°55	***	A320 Aircraft
Aircraft N°56	***	A320 Aircraft
Aircraft N°57	***	A320 Aircraft
Aircraft N°58	***	A320 Aircraft
Aircraft N°59	***	A319 Aircraft
Aircraft N°60	***	A319 Aircraft

Aircraft N°61	***	A319 Aircraft
Aircraft N°62	***	A319 Aircraft
Aircraft N°63	***	A319 Aircraft
Aircraft N°64	***	A319 Aircraft
Aircraft N°65	***	A319 Aircraft
Aircraft N°66	***	A320 Aircraft
Aircraft N°67	***	A320 Aircraft
Aircraft N°68	***	A321 Aircraft
Aircraft N°69	***	A321 Aircraft
Aircraft N°70	***	A321 Aircraft
Aircraft N°71	***	A321 Aircraft
Aircraft N°72	***	A321 Aircraft
Aircraft N°73	***	A321 Aircraft
Aircraft N°74	***	A321 Aircraft
Aircraft N°75	***	A321 Aircraft

Aircraft N°76	***	A319 Aircraft
Aircraft N°77	***	A319 Aircraft
Aircraft N°78	***	A321 Aircraft
Aircraft N°79	***	A321 Aircraft
Aircraft N°80	***	A321 Aircraft

Aircraft N°81	***	A320 Aircraft
Aircraft N°82	***	A321 Aircraft

Aircraft N°83	***	A320 Aircraft
Aircraft N°84	***	A321 Aircraft
Aircraft N°85	***	A320 Aircraft
Aircraft N°86	***	A321 Aircraft

Aircraft N°87	***	A320 Aircraft

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Aircraft N°88	***	A321 Aircraft

Aircraft N°89	***	A320 Aircraft
Aircraft N°90	***	A321 Aircraft
Aircraft N°91	***	A321 Aircraft
Aircraft N°92	***	A321 Aircraft
Aircraft N°93	***	A321 Aircraft
Aircraft N°94	***	A321 Aircraft
Aircraft N°95	***	A321 Aircraft

Aircraft N°96	***	A320 Aircraft
Aircraft N°97	***	A320 Aircraft
Aircraft N°98	***	A321 Aircraft
Aircraft N°99	***	A321 Aircraft

Aircraft N°100	***	A320 Aircraft

Aircraft N°101	***	A320 Aircraft
Aircraft N°102	***	A321 Aircraft
Aircraft N°103	***	A321 Aircraft
Aircraft N°104	***	A321 Aircraft

Aircraft N°105	***	A321 Aircraft
Aircraft N°106	***	A321 Aircraft
Aircraft N°107	***	A321 Aircraft

Aircraft N°108	***	A321 Aircraft

Aircraft N°109	***	A321 Aircraft
Aircraft N°110	***	A321 Aircraft

UNQUOTE

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5	SELLER REPRESENTATIVES

For Second Batch Aircraft, pursuant to Clause 15 of the AGTA, the Seller Representative allocation provided to the Buyer is defined hereunder.

5.1	The Seller shall provide to the Buyer *** per Second Batch Aircraft up to a maximum of *** of Seller Representative services at the Buyer’s main base or at other locations to be mutually agreed.

5.2	For the sake of clarification, such Seller Representatives’ services shall include ***

5.3	The number of the Seller Representatives assigned to the Buyer at any one time shall be mutually agreed, but shall at no time exceed ***

6	TECHNICAL DATA

Pursuant to Clause 14 of the AGTA and Clause 7 of the Purchase Agreement, Technical Data shall be supplied in accordance with Exhibit G of the Purchase Agreement on a free of charge basis from the delivery of the first Second Batch Aircraft under this Amendment N°2 until *** after the delivery of the last Second Batch Aircraft as per the original schedule set forth in Clause 4 (the “Revision Service Period”).

Pursuant to Clause 14 of the AGTA and Clause 7 of the Purchase Agreement, the license to use the Performance Engineer Program (“PEP”) and the revision service shall be provided on a free of charge basis from the delivery of the first Second Batch Aircraft under this Amendment N°2 until *** after the delivery of the last Second Batch Aircraft as per the original schedule set forth in Clause 4 (the “PEP Revision Service Period”).

For the avoidance of doubt, the Revision Service Period for the Technical Data under Clause 7 of the Purchase Agreement dated *** cember 30th, 2010, shall remain applicable to the Aircraft for a period of ***

7	MISCELLANEOUS

7.1	The Parties hereby agree that this Amendment No.2 shall enter into full force and effect from the date mentioned hereabove.

7.2	Except as otherwise provided by the terms and conditions hereof, this Amendment No.2 contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes all other prior understandings, commitments, agreements, representations and negotiations whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

7.3	In the event of any inconsistency between the terms and conditions of the Agreement and those of the present Amendment No.2, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

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7.4	The Parties agree that this Amendment No. 2, upon execution hereof, shall constitute an integral and non-severable part of the Agreement and shall be governed by all of its provisions, as such provisions have been specifically amended pursuant to this Amendment No.2. Except as otherwise expressly modified herein, all other terms and conditions of the Agreement shall continue to be in full force and effect.

7.5	This Amendment No.2 may be executed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

7.6	This Amendment No.2 is governed by and shall be construed in accordance with the laws of England.

Any dispute arising out of or in connection with this Amendment No.2 shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators one appointed by the Buyer, one appointed by the Seller and the third one determined pursuant to the selection procedure set forth in such rules. Arbitration shall take place in Paris in the English language.

7.7	Contracts (Rights of Third Parties) Act 1999

The Parties do not intend that any term of this Amendment No.2 shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Amendment No.2.

The Parties may rescind, vary, waive, release, assign, novate or otherwise dispose of all or any of their respective rights or obligations under this Amendment No.2 without the consent of any person who is not a party to this Amendment No.2.

8	ASSIGNMENT

Notwithstanding any other provision of Amendment No.2 or the Agreement, this Amendment No.2 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

9	CONFIDENTIALITY

The Parties agree that the terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Amendment.

10	COUNTERPARTS

This Amendment has been executed in three (3) original copies which are in English and may be executed in counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Amendment.

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IN WITNESS WHEREOF, this Amendment No.2 was entered into the day and year above written.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES CORPORATION LIMITED		AIRBUS S.A.S.

Signature:		Signature:	/s/ John LEAHY

Name:		Name:	John LEAHY

Title:		Title:	COO-CUSTOMERS

Date:	23/11/2012

Witnessed and acknowledged

For and on behalf of

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:

Name:

Title:

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Appendix A -1 to Amendment N° 2

STANDARD SPECIFICATIONS

A319-100 standard specification document number J.000.01000 Issue 7, dated June 20, 2011;

A320-200 standard specification document number D.000.02000 Issue 8, dated June 20, 2011; and

A321-200 standard specification document number E.000.02000 Issue 5, dated June 20, 2011 are attached in a seperate folder.

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Appendix A-2 to Amendment N° 2

List of IRREVOCABLE SCNs for Second Batch Aircraft

These options shall be irrevocably part of the Second Batch Aircraft Specification		A319-100	A320-200	A321-200
ATA chapter	TITLE	USD d.c. 01/2012	USD d.c. 01/2012	USD d.c. 01/2012

57	Installation of Sharklets	***	***	***

TOTAL OF IRREVOCABLE SCNS - USD DC01/2012 PER AIRCRAFT		***	***	***

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LETTER AGREEMENT N° 1

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject: Applicability of Letters Agreements & Purchase Incentives

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) on June 15th, 2009, an A320 family purchase agreement (the “Purchase Agreement”) on December 30th, 2010, and an amendment No.1 to the Purchase Agreement (the “Amendment No.1”) on June 28th, 2012, hereinafter collectively referred to as the “Agreement”. The Buyer and the Seller have entered on even date herewith into an amendment No.2 to the Agreement (the “Amendment No.2”), which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Second Batch Aircraft as described in the Amendment No. 2.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.2 and the Agreement

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No. 2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Amendment No. 2 and/or the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N° 1

1	Applicability of Letter Agreements of the Purchase Agreement

1.1	The following Letter Agreements of the Purchase Agreement shall apply to Second Batch Aircraft:

Letter Agreement No.3, Price Adjustment Limitation

Letter Agreement No.5, Conversion Rights

Letter Agreement No.6, Miscellaneous Issues

Letter Agreement No.7, Customer Support

Letter Agreement No.9, Fuel Tank Inertinq System

1.3	The following Letter Agreements of the Purchase Agreement shall not apply to Second Batch Aircraft:

Letter Agreement No.1, Purchase Incentives

Letter Agreement No.2, Predelivery Payments

Letter Agreement No.4A, A319-100 Performance Guarantees

Letter Agreement No.4B, A320-200 Performance Guarantees

Letter Agreement No.4C, A321-200 Performance Guarantees

Letter Agreement No.8, Approval

1.4	Amendment to Letter Agreement No.3

1.4.1	The first paragraph of Clause 1 of Letter Agreement No.3 to the Purchase Agreement shall be deleted in its entirety and replace by the following quoted text:

QUOTE

The following limitations shall apply to the Airframe Price Revision Formula set forth in Appendix B to the Purchase Agreement for Aircraft deliveries that occur prior to December 31st, 2017:

UNQUOTE

1.4.2	The last paragraph of Clause 1 of Letter Agreement No.3 to the Purchase Agreement shall be deleted in its entirety and replace by the following quoted text:

QUOTE

The Buyer will bear the full effect of the Airframe Price Revision Formula set forth in Appendix B for all Aircraft delivered after December 31st, 2017.

UNQUOTE

1.5	Amendment to Letter Agreement No.5

1.5.1	For Second Batch Aircraft only, the first paragraph of Clause 1 of Letter Agreement No.5 to the Purchase Agreement shall be deleted in its entirety and replace by the following quoted text:

QUOTE

In order to provide the Buyer with flexibility to meet its future fleet requirements, the Seller grants to the Buyer the right to convert (the “Conversion Right”) the Aircraft which are scheduled for Delivery in 2015 or later, into A321 model aircraft (the “Converted A321 Aircraft”), or A320 model aircraft (the “Converted A320 Aircraft”) on a one (1) to one (1) basis. The Converted A320 Aircraft, and the Converted A321 Aircraft are collectively referred to herein as the “Converted Aircraft”.

UNQUOTE

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LETTER AGREEMENT N° 1

1.6	Applicability of Letter Agreement No.7 and Training Allowances

1.6.1	Clause 1 and Clause 4 of the Letter Agreement No.7 to the Purchase Agreement shall apply to the Second Batch Aircraft.

1.6.2	Clause 2 and 3 of Letter Agreement No 7 to the Purchase Agreement define quantities of training granted for the fleet of First Batch Aircraft. With respect to the fleet of Second Batch Aircraft, the Seller shall grant to the Buyer an additional training allowance for the same total quantities as defined under Clause 2 and Clause 3 of the Letter Agreement No.7 of the Purchase Agreement, pursuant to Clauses 1 and 2 of Appendix A to Clause 16 of the AGTA.

1.6.3	In consideration of the Buyer’s firm order of sixty (60) Second Batch Aircraft, in addition to the quantities of training described in Letter Agreement No. 7 to the Purchase Agreement and granted under clause 1.6.2 above, the Seller shall provide the Buyer with *** maintenance training free of charge for the Buyer’s personnel and AMIC maintenance instructor training free of charge for up to *** pursuant to Clauses 1 and 2 of Appendix A to Clause 16 of the AGIA.

2	Applicability of Side Letters of the Purchase Agreement

Side Letters Nos. 1, 2, 3, 4, 5 and 6 to the Purchase Agreement shall not apply to Second Batch Aircraft.

3	Purchase Incentives for Second Batch Aircraft

3.1.	Base Credit Memorandum

The Seller shall grant to the Buyer, at Delivery of each Second Batch Aircraft, a base credit memorandum (the “Base Credit Memorandum”) in an amount of:

***

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LETTER AGREEMENT N° 1

3.2.	Airline Volume Credit Memorandum

The Seller shall grant to the Buyer, at Delivery of each Second Batch Aircraft, an airline volume credit memorandum (the “Airline Volume Credit Memorandum”) in an amount of:

***

***

3.3	Customer Support Credit Memorandum

3.3.1	The Seller shall grant to the Buyer, at Delivery of each Second Batch Aircraft, a customer support credit memorandum (the “Customer Support Credit Memorandum”) in an amount of:

***

3.3.2	The Seller shall grant to the Buyer, at Delivery of each Second Batch Aircraft, an additional customer support credit memorandum (the “Additional Customer Support Credit Memorandum”) in an amount of:

***

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LETTER AGREEMENT N° 1

3.4.	Communication Credit Memorandum

The Seller shall grant to the Buyer, at Delivery of each Second Batch Aircraft, a communication credit memorandum (the “Communication Credit Memorandum”) in an amount of:

***

3.5.	Safety Credit Memorandum

The Seller shall grant to the Buyer, at Delivery of each Second Batch Aircraft, a safety credit memorandum (the “Safety Credit Memorandum”) in a fixed amount of:

***

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LETTER AGREEMENT N° 1

3.6.	Special Volume Credit Memorandum

The Seller shall grant to the Buyer, at Delivery of each Second Batch Aircraft, a special volume credit memorandum (the “Special Volume Credit Memorandum”) in an amount of:

***

***

3.7.	Exceptional Credit Memorandum

The Seller shall grant to the Buyer, at Delivery of each Second Batch Aircraft, an Exceptional Credit Memorandum in an amount of:

***

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LETTER AGREEMENT N° 1

3.8.	Strategic Partner Credit Memorandum

The Seller shall grant to the Buyer, at Delivery of each Second Batch A321 Aircraft, an additional credit memorandum (the “Strategic Partner Credit Memorandum”) in an amount of:

***

3.9.	Revision of the Credit Memoranda

The Base Credit Memorandum, the Airline Volume Credit Memorandum, the Customer Support Credit Memorandum, the Additional Customer Support Credit Memorandum, the Communication Credit Memorandum, the Special Volume Credit Memorandum, the Exceptional Credit Memorandum and the Strategic Partner Credit Memorandum are expressed in January 2012 delivery conditions and shall be subject to revision up to the Aircraft Delivery Date in accordance with (i) the Airframe Price Revision formula set forth in Appendix B to the Purchase Agreement amended by Clause 3.1.2 of the Amendment No.2 and (ii) any limitation thereto.

3.10	Exceptional Price Stabilization Credit Memorandum

The Seller shall grant to the Buyer, at Delivery of each Second Batch Aircraft, a credit memorandum (the “Exceptional Price Stabilization Credit Memorandum”) in an amount of:

***

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LETTER AGREEMENT N° 1

3.11	Sharklets Credit Memorandum

The Seller shall grant to the Buyer, at Delivery of each Second Batch Aircraft for which an SCN for the installation of Sharklets has been executed by the parties, and for which no other Sharklet credit memorandum is to be applied, a credit memorandum (the “Sharklets Credit Memorandum”) in an amount of:

***

3.12	Additional Airframe Credit Memorandum

In consideration of the Buyer selecting Sharklets for all sixty (60) Second Batch Aircraft, the Seller shall grant to the Buyer, at Delivery of each Second Batch Aircraft, a credit memorandum (the “Additional Airframe Credit Memorandum”) in an amount of:

***

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LETTER AGREEMENT N° 1

4	Delivery Schedule Flexibility

4.1	The Buyer shall have the option to postpone the Delivery Periods for Aircraft No. 69, 70, 71, 72 & 73 (the “Flex-Schedule Aircraft”) set forth in Clause 4, as amended by Amendment No. 2 to the Purchase Agreement, to the following delivery positions (the “New Schedule Delivery Periods”) by written notice sent to the Seller no later than 14th December 2012:-

Aircraft N°69	***	A321 Aircraft
Aircraft N°70	***	A321 Aircraft
Aircraft N°71	***	A321 Aircraft
Aircraft N°72	***	A321 Aircraft
Aircraft N°73	***	A321 Aircraft

In the event that the Seller receives such notice from the Buyer *** then the Schedule Delivery Periods set forth in Clause 4 of the Purchase Agreement for the Flex-Schedule Aircraft shall thereby be irrevocably amended to the New Schedule Delivery Periods, and shall henceforth be considered as the original Schedule Delivery Months for such Aircraft.

4.2	The parties acknowledge that the Buyer is required by Chinese regulations to obtain approval (the “Government Approval”) for the purchase of all the Aircraft under the Agreement from the relevant Government entities. Upon the written request of the Buyer acting reasonably, the Seller shall use reasonable endeavours to assist the Buyer in obtaining such approvals as early as possible. The Buyer shall provide written evidence of the Government Approval within *** of reception, identifying which Aircraft are irrevocably approved (the “Approved Aircraft”).

4.2	***

5	Final Price for Non-Excusable Delay

The Final Price of an Aircraft subject to a Non-Excusable Delay as defined in clause 11.1 of the AGTA shall be calculated as if the Aircraft had been delivered in the Scheduled Delivery Month.

6	Assignment

Notwithstanding any other provision of this Letter Agreement, the Amendment No.2 or the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

7	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

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LETTER AGREEMENT N° 1

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i) the contact details of the Receiving Party,

(ii) the extent of the Personal Information subject to disclosure,

(iii) the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement, the Amendment No.2, the Agreement and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.

The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of *** after t the date of Delivery of the last Aircraft to be delivered under the Amendment No.2.

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LETTER AGREEMENT N° 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.

CORPORATION LIMITED

Signature:		Signature:	/s/ John LEAHY

Name:		Name:	John LEAHY

Title:		Title:	COO - CUSTOMERS

Date:	23/11/2012

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:

Name:

Title:

CES - A320 – Amendment N° 2 to 2010 A320 PA	LA No.1	Private & Confidential
CT10002329 August 2012		Page 11/11

LETTER AGREEMENT N° 2

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject: Predeliverv Payments

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA’’) on June 15th, 2009, an A320 family purchase agreement (the “Purchase Agreement”) on December 30th, 2010, and an amendment No.1 to the Purchase Agreement (the “Amendment No.1”) on June 28th, 2012, hereinafter collectively referred to as the “Agreement”. The Buyer and the Seller have entered on even date herewith into an amendment No.2 to the Agreement (the “Amendment No.2”), which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Second Batch Aircraft as described in the Amendment No. 2.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.2 and the Agreement

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No. 2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Amendment No. 2 and/or the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N° 2

1	Predelivery payments

With respect only to the Second Batch Aircraft that the Buyer wishes to purchase and the Seller wishes to sell pursuant to the terms of the Amendment No.2, sub-Clauses 5.3.1 and 5.3.2 of the AGTA shall be considered void and replaced in their entirety by the following text between the words “QUOTE” and “UNQUOTE”:

QUOTE

5.3.1       The Buyer shall pay Predelivery Payments to the Seller calculated on the predelivery payment reference price of each Aircraft. The predelivery payment reference price is determined by the following formula:

***

5.3.2.1     Such Predelivery Payments shall be made in accordance with the following schedule:

PERCENTAGE OF PREDELIVERY
PAYMENT REFERENCE
DUE DATE OF PAYMENTS	PRICE

***	***

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Amendment No.2, such Predelivery Payments shall be made upon signature of the Amendment No.2.

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LETTER AGREEMENT N° 2

Each of the Predelivery Payments is due on the first Business Day of the month that such payment is due (the “Payment Date”). However, if the Payment Date falls more than four (4) calendar days after the first day the month, the payment will be due on the last Business Day of the preceding month.

UNQUOTE

2	First Predelivery Payment

***

3	Assignment

Notwithstanding any other provision of this Letter Agreement, the Amendment No.2 or the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

4	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior written consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other party.

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.
-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

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LETTER AGREEMENT N° 2

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i) the contact details of the Receiving Party,

(ii) the extent of the Personal Information subject to disclosure,

(iii) the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement, the Amendment No.2, the Agreement and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.

The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of *** after t the date of Delivery of the last Aircraft to be delivered under the Amendment No.2.

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LETTER AGREEMENT N° 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.

CORPORATION LIMITED

Signature:		Signature:	/s/ John LEAHY

Name:		Name:	John LEAHY

Title:		Title:	COO - CUSTOMERS

Date:	23/11/2012

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:

Name:

Title:

CES - A320 – Amendment N° 2 to 2010 A320 PA	LA No.2	Private & Confidential
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LETTER AGREEMENT N° 3 - A

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject:  A319-100 PERFORMANCE GUARANTEES

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) on June 15th, 2009, an A320 family purchase agreement (the “Purchase Agreement”) on December 30th, 2010, and an amendment No.1 to the Purchase Agreement (the “Amendment No.1”) on June 28th, 2012, hereinafter collectively referred to as the “Agreement”. The Buyer and the Seller have entered on even date herewith into an amendment No.2 to the Agreement (the “Amendment No.2”), together with the Agreement cover the manufacture and the sale by the Seller and the purchase by the Buyer of the A319 Aircraft as described in the Specification annexed to the Agreement and/or the Amendment No.2.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.2 and the Agreement

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No. 2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Amendment No. 2 and/or the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N° 3 - A

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A319-100 Aircraft as described in the Standard Specification Ref. J 000 01000 Issue 7 dated 20th June 2011 as amended by Specification Change Notices (“SCN’s”) for installation of following engines:

a)	CFM56-5B5/3 propulsion system
b)	IAE V2522-A5 propulsion system

without taking into account any further changes thereto as provided in the Agreement and/or in the Amendment No.2 (the “Specification” for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 64,000 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)	for CFM:	***
b)	for IAE:	***

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 61,000 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)	for CFM:	***
b)	for IAE:	***

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.78 in ISA+15 conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

***	***

shall be not less than a guaranteed value of:

a)	for CFM:	***
b)	for IAE:	***

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LETTER AGREEMENT N° 3 - A

3	MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weights Empty as below:

A319-100 CFM56-5B5/3	***
A319-100 V2522-A5	***

This is the Manufacturer’s Weights Empty of the Aircraft as defined in Section 13- 10.00.00 of the Standard Specifications amended by the SCN’s defined in paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2	For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4	The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb. Cruise performance assume a centre of gravity position of 25% MAC.

5	GUARANTEE COMPLIANCE

5.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3	Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A319-100 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

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LETTER AGREEMENT N° 3 - A

5.4	Compliance with the Manufacturer’s Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1	Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated damages subject to Seller’s maximum liability set forth hereunder on the anniversary date of the delivery for as long as the deficiency remains, the following amounts:

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LETTER AGREEMENT N° 3 - A

8.2.1.	***

8.2.2.	***

8.3.	In the event the Seller develops and makes available corrective means mentioned above the Seller shall pay to the Buyer the monthly prorated portion of the yearly remedy due by the Seller on account of the year during which the corrective means are made available.

8.4	***

9	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the Amendment No.2 or the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i) the contact details of the Receiving Party,

(ii) the extent of the Personal Information subject to disclosure,

(iii) the Aircraft pricing to be provided to the Receiving Party.

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LETTER AGREEMENT N° 3 - A

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement, the Amendment No.2, the Agreement and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.

The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of *** after t the date of Delivery of the last Aircraft to be delivered under the Amendment No.2.

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LETTER AGREEMENT N° 3 - A

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.

CORPORATION LIMITED

Signature:		Signature:	/s/ John LEAHY

Name:		Name:	John LEAHY

Title:		Title:	COO - CUSTOMERS

Date:	23/11/2012

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:

Name:

Title:

CES - A320 – AM2 to 2010 A320 PA	LA No.3-A A319 perfo	Private & Confidential
CT10002329 August 2012		Page 7/7

LETTER AGREEMENT N° 3 - B

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject: A320-200 PERFORMANCE GUARANTEES

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) on June 15th, 2009, an A320 family purchase agreement (the “Purchase Agreement”) on December 30th, 2010, and an amendment No.1 to the Purchase Agreement (the “Amendment No.1”) on June 28th, 2012, hereinafter collectively referred to as the “Agreement”. The Buyer and the Seller have entered on even date herewith into an amendment No.2 to the Agreement (the “Amendment No.2”), together with the Agreement cover the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Aircraft as described in the Specification annexed to the Agreement and/or the Amendment No.2.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.2 and the Agreement

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No. 2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Amendment No. 2 and/or the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N° 3 - B

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A320-200 Aircraft as described in the Standard Specification Ref. D 000 02000 Issue 8 dated 20th June 2011 as amended by Specification Change Notices (“SCN’s”) for installation of following engines:

a)	CFM56-5B4/3 propulsion system
b)	IAE V2527-A5 propulsion system

without taking into account any further changes thereto as provided in the Agreement and/or in the Amendment No.2 (the “Specification” for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 73,500 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)	for CFM:	***
b)	for IAE:	***

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 64,500 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)	for CFM:	***
b)	for IAE:	***

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.78 in ISA+15 conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

***	***

shall be not less than a guaranteed value of:

a)	for CFM:	***
b)	for IAE:	***

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LETTER AGREEMENT N° 3 - B

3	MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weights Empty as below:

A320-200 CFM56-5B4/3	***
A320-200 V2527-A5	***

These are the Manufacturer’s Weights Empty of the Aircraft as defined in Section 13- 10.00.00 of the Standard Specifications amended by the SCN’s defined in paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2	For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4	The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb. Cruise performance assume a centre of gravity position of 33% MAC.

5	GUARANTEE COMPLIANCE

5.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3	Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A320-200 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

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LETTER AGREEMENT N° 3 - B

5.4	Compliance with the Manufacturer’s Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1	Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated damages subject to Seller’s maximum liability set forth hereunder on the anniversary date of the delivery for as long as the deficiency remains, the following amounts:

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LETTER AGREEMENT N° 3 - B

8.2.1.	***

8.2.2.	***

8.3.	In the event the Seller develops and makes available corrective means mentioned above the Buyer shall reimburse to the Seller the monthly prorated portion of the yearly penalty paid by the Seller on account of the year during which the corrective means are made available.

8.4	***

9	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the Amendment No.2 or the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i) the contact details of the Receiving Party,

(ii) the extent of the Personal Information subject to disclosure,

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LETTER AGREEMENT N° 3 - B

(iii) the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement, the Amendment No.2, the Agreement and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.

The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of *** after t the date of Delivery of the last Aircraft to be delivered under the Amendment No.2.

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LETTER AGREEMENT N° 3 - B

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.

CORPORATION LIMITED

Signature:		Signature:	/s/ John LEAHY

Name:		Name:	John LEAHY

Title:		Title:	COO - CUSTOMERS

Date:	23/11/2012

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:

Name:

Title:

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LETTER AGREEMENT N° 3 - C

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject:   A321-200 PERFORMANCE GUARANTEES

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) on June 15th, 2009, an A320 family purchase agreement (the “Purchase Agreement”) on December 30th, 2010, and an amendment No.1 to the Purchase Agreement (the “Amendment No.1”) on June 28th, 2012, hereinafter collectively referred to as the “Agreement”. The Buyer and the Seller have entered on even date herewith into an amendment No.2 to the Agreement (the “Amendment No.2”), together with the Agreement cover the manufacture and the sale by the Seller and the purchase by the Buyer of the A321 Aircraft as described in the Specification annexed to the Agreement and/or the Amendment No.2.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.2 and the Agreement

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No. 2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Amendment No. 2 and/or the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N° 3 - C

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A321-200 Aircraft as described in the Standard Specification Ref. E 000 02000 Issue 5 dated 20th June 2011 as amended by Specification Change Notices (“SCN’s”) for installation of following engines:

a)	CFM56-5B3/3 propulsion system
b)	IAE V2533-A5 propulsion system

without taking into account any further changes thereto as provided in the Agreement and/or in the Amendment No.2 (the “Specification” for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 89,000 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)	for CFM: ***
b)	for IAE: ***

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 75,500 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)	for CFM: ***
b)	for IAE: ***

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.78 in ISA+15 conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

***	***

shall be not less than a guaranteed value of:

a)	for CFM: ***
b)	for IAE: ***

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LETTER AGREEMENT N° 3 - C

3	MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weights Empty as below:

A321-200 CFM56-5B3/3	***
A321-200 V2533-A5	***

These are the Manufacturer’s Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN’s defined in paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2	For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4	The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb. Cruise performance assume a centre of gravity position of 25% MAC.

5	GUARANTEE COMPLIANCE

5.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3	Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A321-200 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

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LETTER AGREEMENT N° 3 - C

5.4	Compliance with the Manufacturer’s Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1	Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated damages subject to Seller’s maximum liability set forth hereunder on the anniversary date of the delivery for as long as the deficiency remains, the following amounts:

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LETTER AGREEMENT N° 3 - C

8.2.1.	***

8.2.2.	***

8.3.	In the event the Seller develops and makes available corrective means mentioned above the Buyer shall reimburse to the Seller the monthly prorated portion of the yearly penalty paid by the Seller on account of the year during which the corrective means are made available.

8.4	***

9	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the Amendment No.2 or the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,

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LETTER AGREEMENT N° 3 - C

(iii) the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement, the Amendment No.2, the Agreement and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.

The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of *** after t the date of Delivery of the last Aircraft to be delivered under the Amendment No.2.

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LETTER AGREEMENT N° 3 - C

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.

CORPORATION LIMITED

Signature:		Signature:	/s/ John LEAHY

Name:		Name:	John LEAHY

Title:		Title:	COO - CUSTOMERS

Date:	23/11/2012

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:

Name:

Title:

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CT10002329 August 2012		Page 7/7

LETTER AGREEMENT N° 3 - D

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject:   A319-100 PERFORMANCE GUARANTEES (64t SHARKLETS)

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) on June 15th, 2009, an A320 family purchase agreement (the “Purchase Agreement”) on December 30th, 2010, and an amendment No.1 to the Purchase Agreement (the “Amendment No.1”) on June 28th, 2012, hereinafter collectively referred to as the “Agreement”. The Buyer and the Seller have entered on even date herewith into an amendment No.2 to the Agreement (the “Amendment No.2”), together with the Agreement cover the manufacture and the sale by the Seller and the purchase by the Buyer of the A319 Aircraft as described in the Specification annexed to the Agreement and/or the Amendment No.2.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.2 and the Agreement

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No. 2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Amendment No. 2 and/or the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N° 3 - D

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A319-100 Aircraft as described in a) the Standard Specification Ref. J 000 01000 Issue 7 dated 20th June 2011 or b) the Standard Specification Ref. J 000 01000 Issue 6 dated 1st March 2007, as amended by Specification Change Notices (“SCN’s”) for:

i)	2012 aircraft configuration including Sharklets

ii)	installation of following engines

a)	CFM56-5B5/3 propulsion system
b)	IAE V2522-A5 propulsion system

without taking into account any further changes thereto as provided in the Agreement and/or in the Amendment No.2 (the “Specification” for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 64,000 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)	for CFM: ***
b)	for IAE: ***

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 61,000 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)	for CFM: ***
b)	for IAE: ***

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.78 in ISA+15 conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

***	***

shall be not less than a guaranteed value of:

a)	for CFM: ***
b)	for IAE: ***

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LETTER AGREEMENT N° 3 - D

3	MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weights Empty as below:

A319-100 CFM56-5B5/3	***
A319-100 V2522-A5	***

This is the Manufacturer’s Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN’s defined in paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2	For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4	The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb. Cruise performance assume a centre of gravity position of 25% MAC.

5	GUARANTEE COMPLIANCE

5.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

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LETTER AGREEMENT N° 3 - D

5.3	Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A319-100 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

5.4	Compliance with the Manufacturer’s Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1	Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated damages subject to Seller’s maximum liability set forth hereunder on the anniversary date of the delivery for as long as the deficiency remains, the following amounts:

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LETTER AGREEMENT N° 3 - D

8.2.1.	***

8.2.2.	***

8.3.	In the event the Seller develops and makes available corrective means mentioned above the Seller shall pay to the Buyer the monthly prorated portion of the yearly remedy due by the Seller on account of the year during which the corrective means are made available.

8.4	***

9	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the Amendment No.2 or the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.
-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

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LETTER AGREEMENT N° 3 - D

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement, the Amendment No.2, the Agreement and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.

The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of *** after t the date of Delivery of the last Aircraft to be delivered under the Amendment No.2.

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LETTER AGREEMENT N° 3 - D

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.

CORPORATION LIMITED

Signature:		Signature:	/s/ John LEAHY

Name:		Name:	John LEAHY

Title:		Title:	COO - CUSTOMERS

Date:	23/11/2012

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:

Name:

Title:

CES - A320 – AM2 to 2010 A320 PA	LA No.3-D A319 64t Sharklet perfo	Private & Confidential
CT10002329 August 2012		Page 7/7

LETTER AGREEMENT N° 3 - E

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject:   A319-100 PERFORMANCE GUARANTEES (70t SHARKLETS)

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) on June 15th, 2009, an A320 family purchase agreement (the “Purchase Agreement”) on December 30th, 2010, and an amendment No.1 to the Purchase Agreement (the “Amendment No.1”) on June 28th, 2012, hereinafter collectively referred to as the “Agreement”. The Buyer and the Seller have entered on even date herewith into an amendment No.2 to the Agreement (the “Amendment No.2”), together with the Agreement cover the manufacture and the sale by the Seller and the purchase by the Buyer of the A319 Aircraft as described in the Specification annexed to the Agreement and/or the Amendment No.2.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.2 and the Agreement

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No. 2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Amendment No. 2 and/or the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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CT10002329 August 2012		Page 1/7

LETTER AGREEMENT N° 3 - E

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A319-100 Aircraft as described in a) the Standard Specification Ref. J 000 01000 Issue 7 dated 20th June 2011 or b) the Standard Specification Ref. J 000 01000 Issue 6 dated 1st March 2007, as amended by Specification Change Notices (“SCN’s”) for:

i)	2012 aircraft configuration including Sharklets

ii)	the following design weights:

Maximum Take-Off Weight (MTOW)	***
Maximum Landing Weight (MLW)	***
Maximum Zero Fuel Weight (MZFW)	***

iii)	installation of following engines

a)	CFM56-5B7/3 propulsion system
b)	IAE V2527M-A5 propulsion system

without taking into account any further changes thereto as provided in the Agreement and/or in the Amendment No.2 (the “Specification’’ for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 70,000 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)	for CFM: ***
b)	for IAE: ***

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take- off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 62,500 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)	for CFM: ***
b)	for IAE: ***

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.78 in ISA+15 conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

***	***

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CT10002329 August 2012		Page 2/7

LETTER AGREEMENT N° 3 - E

shall be not less than a guaranteed value of:

a)	for CFM: ***
b)	for IAE: ***

3	MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weights Empty as below:

A319-100 CFM56-5B7/3	***
A319-100 V2527M-A5	***

This is the Manufacturer’s Weights Empty of the Aircraft as defined in Section 13- 10.0.00 of the Standard Specifications amended by the SCN’s defined in paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2	For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4	The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb. Cruise performance assume a centre of gravity position of 25% MAC.

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LETTER AGREEMENT N° 3 - E

5	GUARANTEE COMPLIANCE

5.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3	Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A319-100 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

5.4	Compliance with the Manufacturer’s Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

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LETTER AGREEMENT N° 3 - E

8	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1	Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated damages subject to Seller’s maximum liability set forth hereunder on the anniversary date of the delivery for as long as the deficiency remains, the following amounts:

8.2.1.	***

8.2.2.	***

8.3.	In the event the seller develops and makes available corrective means mentioned above the Seller shall pay to the Buyer the monthly prorated portion of the yearly remedy due by the Seller on account of the year during which the corrective means are made available.

8.4	***

9	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the Amendment No.2 or the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

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LETTER AGREEMENT N° 3 - E

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i) the contact details of the Receiving Party,

(ii) the extent of the Personal Information subject to disclosure,

(iii) the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement, the Amendment No.2, the Agreement and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.

The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of *** after t the date of Delivery of the last Aircraft to be delivered under the Amendment No.2.

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CT10002329 August 2012		Page 6/7

LETTER AGREEMENT N° 3 - E

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA EASTERN AIRLINES	AIRBUS S.A.S.

CORPORATION LIMITED

Signature:	Signature:	/s/ John LEAHY

Name:	Name:	John LEAHY

Title:	Title:	COO CUSTOMERS

Date: 23/11/2012

Witnessed and acknowledged,

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:

Name:

Title:

CES - A320 – AM2 to 2010 A320 PA	LA No.3-E A319 70t Sharklet perfo	Private & Confidential
CT10002329 August 2012		Page 7/7

LETTER AGREEMENT N° 3 - F

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject:  A320-200 PERFORMANCE GUARANTEES (Sharklets)

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) on June 15th, 2009, an A320 family purchase agreement (the “Purchase Agreement”) on December 30th, 2010, and an amendment No.1 to the Purchase Agreement (the “Amendment No.1”) on June 28th, 2012, hereinafter collectively referred to as the “Agreement”. The Buyer and the Seller have entered on even date herewith into an amendment No.2 to the Agreement (the “Amendment No.2”), together with the Agreement cover the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Aircraft as described in the Specification annexed to the Agreement and/or the Amendment No.2.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.2 and the Agreement

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No. 2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Amendment No. 2 and/or the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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CT10002329 August 2012		Page 1/7

LETTER AGREEMENT N° 3 - F

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A320-200 Aircraft as described in a) the Standard Specification Ref. D 000 02000 Issue 8 dated 20th June 2011 or b) the Standard Specification Ref. D 000 02000 Issue 7 dated 1st March 2007, as amended by Specification Change Notices (“SCN’s”) for:

i)   2012 aircraft configuration including Sharklets

ii)   installation of following engines

a)   CFM56-5B4/3 propulsion system

b)   IAE V2527-A5 propulsion system

without taking into account any further changes thereto as provided in the Agreement and/or in the Amendment No.2 (the “Specification” for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 73,500 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)    for CFM:    ***

b)    for IAE:      ***

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take- off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 64,500 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)    for CFM:    ***

b)    for IAE:      ***

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.78 in ISA+15 conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

***	***

shall be not less than a guaranteed value of:

a)	for CFM: ***
b)	for IAE: ***

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CT10002329 August 2012		Page 2/7

LETTER AGREEMENT N° 3 - F

3	MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weights Empty as below:

A320-200 CFM56-5B4/3             ***

A320-200 V2527-A5                    ***

These are the Manufacturer’s Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN’s defined in paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2	For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4	The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb. Cruise performance assume a centre of gravity position of 33% MAC.

5	GUARANTEE COMPLIANCE

5.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

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LETTER AGREEMENT N° 3 - F

5.3	Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A320-200 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

5.4	Compliance with the Manufacturer’s Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

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LETTER AGREEMENT N° 3 - F

8.1	Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated damages subject to Seller’s maximum liability set forth hereunder on the anniversary date of the delivery for as long as the deficiency remains, the following amounts:

8.2.1.	***

8.2.2.	***

8.3.	In the event the Seller develops and makes available corrective means mentioned above the Buyer shall reimburse to the Seller the monthly prorated portion of the yearly penalty paid by the Seller on account of the year during which the corrective means are made available.

8.4	***

9	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the Amendment No.2 or the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.
-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

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LETTER AGREEMENT N° 3 - F

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i) the contact details of the Receiving Party,

(ii) the extent of the Personal Information subject to disclosure,

(iii) the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement, the Amendment No.2, the Agreement and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.

The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause Shall survive any termination of this Letter Agreement for a period of *** after t the date of Delivery of the last Aircraft to be delivered under the Amenament No.2.

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LETTER AGREEMENT N° 3 - F

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA EASTERN AIRLINES	AIRBUS S.A.S.

CORPORATION LIMITED

Signature:	Signature:	/s/ John LEAHY

Name:	Name:	John LEAHY

Title:	Title:	COO - CUSTOMERS

Date: 23/11/2012

Witnessed and acknowledged,

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:

Name:

Title:

CES - A320 – AM2 to 2010 A320 PA	LA No.3-F A320 Sharklet perfo	Private & Confidential
CT10002329 August 2012		Page 7/7

LETTER AGREEMENT N° 3 - G

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject: A321-200 PERFORMANCE GUARANTEES (SHARKLETS)

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) on June 15th, 2009, an A320 family purchase agreement (the “Purchase Agreement”) on December 30th, 2010, and an amendment No.1 to the Purchase Agreement (the “Amendment No.1”) on June 28th, 2012, hereinafter collectively referred to as the “Agreement”. The Buyer and the Seller have entered on even date herewith into an amendment No.2 to the Agreement (the “Amendment No.2”), together with the Agreement cover the manufacture and the sale by the Seller and the purchase by the Buyer of the A321 Aircraft as described in the Specification annexed to the Agreement and/or the Amendment No.2.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.2 and the Agreement

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No. 2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Amendment No. 2 and/or the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N° 3 - G

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A321-200 Aircraft as described in a) the Standard Specification Ref. E 000 02000 Issue 5 dated 20th June 2011 or b) the Standard Specification Ref. E 000 02000 Issue 4 dated 1st March 2007, as amended by Specification Change Notices (“SCN’s”) for:

i)   2012 aircraft configuration including Sharklets

ii)   installation of following engines

a)   CFM56-5B3/3 propulsion system

b)   IAE V2533-A5 propulsion system

without taking into account any further changes thereto as provided in the Agreement and/or in the Amendment No.2 (the “Specification” for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 89,000 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)	for CFM: ***

b)	for IAE: ***

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take- off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 75,500 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)	for CFM: ***

b)	for IAE: ***

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.78 in ISA+15 conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

***	***

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LETTER AGREEMENT N° 3 - G

shall be not less than a guaranteed value of:

a)	for CFM: ***

b)	for IAE: ***

3	MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weights Empty as below:

A321-200 CFM56-5B3/3        ***

A321-200 V2533-A5               ***

These are the Manufacturer’s Weights Empty of the Aircraft as defined in Section 13-10.0.00 of the Standard Specifications amended by the SCN’s defined in paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2	For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4	The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb. Cruise performance assume a centre of gravity position of 25% MAC.

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LETTER AGREEMENT N° 3 - G

5	GUARANTEE COMPLIANCE

5.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3	Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A321-200 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

5.4	Compliance with the Manufacturer’s Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN
ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification

iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

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LETTER AGREEMENT N° 3 - G

8	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1	Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated damages subject to Seller’s maximum liability set forth hereunder on the anniversary date of the delivery for as long as the deficiency remains, the following amounts:

8.2.1.	***

8.2.2.	***

8.3.	In the event the Seller develops and makes available corrective means mentioned above the Buyer shall reimburse to the Seller the monthly prorated portion of the yearly penalty paid by the Seller on account of the year during which the corrective means are made available.

8.4	***

9	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the Amendment No.2 or the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

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LETTER AGREEMENT N° 3 - G

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i) the contact details of the Receiving Party,

(ii) the extent of the Personal Information subject to disclosure,

(iii) the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement, the Amendment No.2, the Agreement and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.

The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of *** after t the date of Delivery of the last Aircraft to be delivered under the Amendment No.2.

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LETTER AGREEMENT N° 3 - G

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA EASTERN AIRLINES	AIRBUS S.A.S.

CORPORATION LIMITED

Signature:	Signature:	/s/ John LEAHY

Name:	Name:	John LEAHY

Title:	Title:	COO - CUSTOMERS

Date: 23/11/2012

Witnessed and acknowledged,

CHINA EASTERN AVIATION
IMPORT AND EXPORT CORPORATION

Signature:

Name:

Title:

CES - A320 – AM2 to 2010 A320 PA	LA No.3-G A321 Sharklet perfo	Private & Confidential
CT10002329 August 2012		Page 7/7

LETTER AGREEMENT 4

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject: Approval

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) on June 15th, 2009, an A320 family purchase agreement (the “Purchase Agreement”) on December 30th, 2010, and an amendment No.1 to the Purchase Agreement (the “Amendment No.1”) on June 28th, 2012, hereinafter collectively referred to as the “Agreement”. The Buyer and the Seller have entered on even date herewith into an amendment No.2 to the Agreement (the “Amendment No.2”), which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Second Batch Aircraft as described in the Amendment No. 2.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment No.2 and the Agreement

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No. 2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Amendment No. 2 and/or the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT 4

1.	Listing Matters

The Buyer confirms that it is a listed issuer of equity securities at The Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”) and Stock Exchange of Shanghai Limited (the “Shanghai Stock Exchange” collectively the “Stock Exchanges”). The Buyer confirms that; i) under the relevant governing rules of the Stock Exchanges, Buyer’s purchase of the Aircraft may be a transaction classified as a “notifiable transaction”, ii) such classification by the Stock Exchanges requires the Buyer to comply with the certain disclosure and shareholder approval requirements regarding the purchase of the Aircraft.

2.	Shareholder Approval.

The parties understand that the rules of the Stock Exchanges require that, any applicable transaction must be approved by a Buyer’s shareholders general meeting. If required, shareholders approval for the purchase by the Buyer of the Aircraft shall be obtained, following the applicable laws and regulations, including the requirements and procedures defined under the Hong Kong and Shanghai lising rules and the articles of associatikon of the Buyer, as soon as practicable after the signing of Amendment No.2 to the Agreement. The Buyer confirms that it has obtained from its controlling shareholder (which owns or controls more than 50% of the Buyer’s total share capital) written approval for the Amendment No. 2 to the Agreement.

3.	Government Approval.

***

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LETTER AGREEMENT 4

4.	Assignment

Notwithstanding any other provision of this Letter Agreement No8, the AGTA or the Purchase Agreement, this Letter Agreement No8 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	Confidentiality

This Letter Agreement No8 (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement 9 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law (provided that the Buyer or the Seller, as the case may be, shall use its reasonable efforts to obtain assurance that such information will be treated confidentially) or by the Stock Exchange, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement No8 without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Letter Agreement No8 are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this AGTA and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement No8 for a period of *** after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

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LETTER AGREEMENT 4

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement No8 to the Seller.

Agreed and accepted,		Agreed and accepted,

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES CORPORATION LIMITED		AIRBUS S.A.S.

Signature:		Signature:	/s/ John LEAHY

Name:		Name:	John LEAHY

Title:		Title:	COO - CUSTOMERS

Date:	23/11/2012

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:

Name:

Title:

CES - A320 – Amendment No 2 to 2010 A320 PA	Private & Confidential
CT1002329 – August 2012
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SIDE LETTER N° 1

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject: Additional Incentives

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) on June 15th, 2009, an A320 family purchase agreement (the “Purchase Agreement”) on December 30th, 2010, and an amendment No.1 to the Purchase Agreement (the “Amendment No.1”) on June 28th, 2012, hereinafter collectively referred to as the “Agreement”. The Buyer and the Seller have entered on even date herewith into an amendment No.2 to the Agreement (the “Amendment No.2”), which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Second Batch Aircraft as described in the Amendment No. 2

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Amendment No.2 and the Agreement

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No. 2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Amendment No. 2 and/or the Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

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SIDE LETTER N° 1

1	2016 CEO Deliveries Credit Memorandum

The Seller shall grant to the Buyer, at Delivery of each Second Batch Aircraft whose Scheduled Delivery Quarter set out in Clause 4 of Amendment No.2 is within 2016, a credit memorandum (the “2016 CEO Deliveries Credit Memorandum”) in an amount of:

***

2	2017 CEO Deliveries Credit Memorandum

The Seller shall grant to the Buyer, at Delivery of each Second Batch Aircraft which Scheduled Delivery Quarter set out in Clause 4 of Amendment No.2 is within 2017, a credit memorandum (the “2017 CEO Deliveries Credit Memorandum”) in an amount of:

***

3	Full Flight Simulator Credit Memorandum

To contribute to the acquisition of an A320 family Level “D” Flight Simulator (the “FFS”), the Seller shall grant to the Buyer a full flight simulator credit memorandum (hereinafter the “FFS Credit Memorandum”) in a flat amount of:

***

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SIDE LETTER N° 1

4	A319 High Altitude Credit Memorandum

Pursuant to Amendment No 2. to the Purchase Agreement, the Seller shall sell and the Buyer shall purchase and take Delivery of sixty (60) Second Batch Aircraft, some of which may be A319 model aircraft (hereinafter the “Eligible Aircraft”).

***

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SIDE LETTER N° 1

5	Assignment

Notwithstanding any other provision of this Side Letter, the Amendment No.2 or the Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

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SIDE LETTER N° 1

6	Confidentiality

This Side Letter (and its existence) (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior written consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other party.

This Side Letter (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Side Letter shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Side Letter without the prior written consent of the other Party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Side Letter are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Side Letter, the Amendment No.2, the Agreement and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.

The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Side Letter for a period of *** after t the date of Delivery of the last Aircraft to be delivered under the Amendment No.2.

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SIDE LETTER N° 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES		AIRBUS S.A.S.

CORPORATION LIMITED

Signature:		Signature:	/s/ John LEAHY

Name:		Name:	John LEAHY

Title:		Title:	COO - CUSTOMERS

Date:	23/11/2012

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:

Name:

Title:

CES - A320 - Amendment No 2 to 2010 A320 PA	SL No.1	Private & Confidential
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SIDE LETTER N° 2

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,

No. 2550 Hongqiao Road,

Shanghai 200335,

People’s Republic of China

Subject: Fleet Rationalisation

China Eastern Airlines Corp. Ltd., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an aircraft general terms agreement (“AGTA”) on June 15th, 2009, an A320 family purchase agreement (the “Purchase Agreement”) on December 30th, 2010, and an amendment No.1 to the Purchase Agreement (the “Amendment No.1”) on June 28th, 2012, hereinafter collectively referred to as the “Agreement”. The Buyer and the Seller have entered on even date herewith into an amendment No.2 to the Agreement (the “Amendment No.2”), which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Second Batch Aircraft as described in the Amendment No. 2

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Amendment No.2 and the Agreement

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment No. 2 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

If there is any inconsistency between the Amendment No. 2 and/or the Agreement and this Side Letter, the latter shall prevail to the extent of such inconsistency.

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SIDE LETTER N° 2

1	Replacement of Side Letter 4

Side Letter No. 4 to the Purchase Agreement is hereby deleted and replaced by the terms set forth in clause 2 herein.

2	Fleet Expansion Credit Memorandum

2.1	In consideration of the Buyer adding at least twenty-four (24) newly manufactured, incremental, A330 model aircraft, A350 model aircraft and/or A380 model aircraft (collectively the “Wide Body Aircraft”) to its fleet and subject to (i) the Buyer and the Seller entering into fully binding purchase agreements for the manufacturing by the Seller and the purchase by the Buyer of such Wide Body Aircraft (the “Incremental PAs”), where up to four (4) of the twenty-four (24) Wide Body Aircraft being alternatively subject to the Buyer entering binding lease agreements (the “Incremental Leases”), with such Incremental PAs and Incremental Leases entering into force after the date of the Purchase Agreement, and before 1st June 2013 (the “Expiry Date”), and (ii) the Seller having received all predelivery payments due in accordance with the relevant terms of such Incremental PAs; then the Seller shall grant to the Buyer, at Delivery of each First Batch Aircraft delivered after entry into force of the Incremental PAs and Incremental Leases, a Fleet Expansion Credit Memorandum in a fixed amount of:

USD 920,000
(US Dollars five hundred thousand)

This Fleet Expansion Credit Memorandum shall be applied against the Final Price of the relevant First Batch Aircraft or may be used for the purchase of Goods and Services from the Seller or its Subsidiaries.

2.2	In the event that any of the conditions set forth in clause 2.1 herein have not been met at the time of delivery of a First Batch Aircraft, then no Fleet Expansion Credit shall be earned or granted on such Aircraft.

3	Fleet Replacement Assistance

In consideration of the Buyer entering into the Amendment No 2 to the Agreement and performing its obligations thereunder with regard to the purchase by the Buyer of each of the Second Batch Aircraft, the Seller is prepared subject to the terms and conditions set forth in the sale and purchase agreement, reference CT1242070 dated on even date herewith, to procure the purchase from the Buyer of eight (8) Bombardier CRJ- 200 and ten (10) Embraer ERJ-145 aircraft in 2014, 2015 and 2016.

4	Assignment

Notwithstanding any other provision of this Side Letter, the Amendment No.2 or the Agreement, this Side Letter and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5	Confidentiality

This Side Letter (and its existence) (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior written consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other party.

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SIDE LETTER N° 2

This Side Letter (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Side Letter shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Side Letter without the prior written consent of the other Party hereto.
-	that any and all terms and conditions of the transaction contemplated in this Side Letter are strictly personal and exclusive to the Buyer, (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Side Letter, the Amendment No.2, the Agreement and/or any Purchase Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.

The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Side Letter for a period of twelve (12) years after t the date of Delivery of the last Aircraft to be delivered under the Amendment No.2.

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SIDE LETTER N° 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

CHINA EASTERN AIRLINES CORPORATION LIMITED		AIRBUS S.A.S.

Signature:		Signature:	/s/ John LEAHY

Name:		Name:	John LEAHY

Title:		Title:	COO - CUSTOMERS

Date:	23/11/2012

Witnessed and acknowledged,

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

Signature:

Name:

Title:

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